UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 18, 2003
                Date of Report (date of earliest event reported)

                              ____________________

                          VENTANA MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

     State of Delaware                  000-20931                94-2976937
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                           1910 Innovation Park Drive
                                Tucson, AZ 85737
                    (Address of principal executive offices)

                                 (520) 887-2155
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

________________________________________________________________________________

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit No.      Description
-----------      -----------
99.1             Press Release, dated as of July 18, 2003


Item 9. Regulation FD Disclosure (pursuant to Item 12)

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 18, 2003, Ventana Medical Systems, Inc. ("Ventana") issued a press release regarding Ventana's results of operations for the quarter ended June 30, 2003, and disclosing material non-public information. The press release is attached hereto as Exhibits 99.1 and is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            VENTANA MEDICAL SYSTEMS, INC.

                            By: /s/_NICHOLAS MALDEN_________________________
                                 Nicholas Malden
                                 Vice President, Chief Financial Officer and
                                 Secretary


Date: July 18, 2003

                                  EXHIBIT INDEX


Exhibit Description

99.1  Press release issued by Ventana Medical Systems, Inc. dated July 18, 2003

                                                                    Exhibit 99.1

             VMSI REPORTS STRONG SECOND-QUARTER RESULTS

            Company Exceeds Revenue and EPS Expectations
                      Raises Estimates for 2003

    TUCSON, Ariz.--(BUSINESS WIRE)--July 18, 2003--Ventana Medical Systems, Inc. (Nasdaq:VMSI), today reported sales of $33.5 million for the quarter ending June 30, 2003, a 30% increase over second-quarter 2002 and a 14% sequential growth from first-quarter 2003. Net income for the second quarter was $3.3 million, compared with $0.5 million for the same period in 2002. Second quarter diluted earnings per share were $0.20, versus $0.03 in 2002.

    SECOND-QUARTER 2003

    "Reagent and instrument revenues both grew 30% versus last year's second quarter and 11% and 27%, respectively, from the first quarter of this year," commented Christopher Gleeson, Ventana's President and Chief Executive Officer. "We continue to experience strong demand for our BenchMark(R) system, with both placements and capital conversions running ahead of our expectations. In addition, we have successfully placed several new BenchMark(R) XT systems in both North America and Europe in advance of an official Q3 launch."
    Gross margin was 72% in the quarter versus 69% in the second quarter of 2002. R&D investment increased 27% versus second-quarter 2002. This increase was driven primarily by the Company's aggressive new platform development programs for the anatomical pathology market and, in particular, its reagent chemistry application initiatives for both the histology and molecular discovery businesses.
    The Company generated $10 million in operating cash flow for the quarter. Days sales outstanding (DSO) and days sales in inventory
(DSI) were 64 and 102, respectively, compared with 65 and 129 in the first quarter 2003 and 73 and 166 for the same period in 2002.

    YEAR-TO-DATE 2003

    Net sales for the six months ended June 30, 2003, increased to a record $62.7 million from $47.9 million for the same period in 2002. The overall 31% increase was paced by 34% year-over-year instrument revenue growth. Gross margins improved 219 basis points and R&D spending increased by 23%. Year-to-date net income of $4.7 million compared with a $77,000 net loss in 2002. Year-to-date income per share of $0.28 per share compares with breakeven per share for the comparable period last year.

    CALENDAR YEAR 2003 OUTLOOK

    The Company advised it expects that both revenue and earnings for the full year to be above current expectations. Revenue will be in a range of $128-$130 million, up from the current range of $126-$128 million, and earnings per share in a range of $0.70-$0.72, up from the 2003 consensus of $0.66 as at the end of the second quarter.

    CONFERENCE CALL

    Ventana will hold a conference call to discuss second-quarter 2003 results and the outlook for 2003 at 10:00 a.m. EST on Friday, July 18, 2003. The call can be accessed live and will be available for replay over the Internet via www.vcall.com.
    Ventana develops, manufactures and markets instrument/reagent systems that automate tissue preparation and slide staining in clinical histology and drug discovery laboratories worldwide. Ventana's clinical systems are important tools used in the diagnosis and treatment of cancer and infectious diseases. Ventana's drug discovery systems are used to accelerate the discovery of new drug targets and evaluate the safety of new drug compounds.

    The news release contains certain forward-looking statements within the meaning of the Federal Securities laws. These forward-looking statements include, but are not limited to, statements regarding our ability to grow sales, future income, and general financial performance expectations. Investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ, perhaps materially, from those anticipated or suggested by such forward-looking statements. These risks and uncertainties include, without limitations, risks associated with market acceptance of new automated histology products, continued success in asset management, continued improvements in our manufacturing efficiencies, on-schedule launches of our new products, currency exchange rate variability, competition and competitive pressures on pricing and general economic conditions in the United States and in the regions served by Ventana, and those risk factors contained in our periodic reports including Form 10-K for the year ended December 31, 2002, and all other Securities and Exchange Commission (SEC) filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system (EDGAR) at www.sec.gov. We undertake no obligation following the date of this release to update or revise our forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements. We caution you not to place undue reliance upon any such forward-looking statements, which speak only as of the date such statements are made. We cannot guarantee any future operating results, activity, performance or achievement.

          Visit the Ventana Medical Systems, Inc. website at
                          www.ventanamed.com.

    The Molecular Discovery Systems Division has its own website at
                       www.ventanadiscovery.com.

                     Ventana Medical Systems, Inc.
                 Condensed Consolidated Balance Sheets
                   (in thousands except share data)
                              (Unaudited)

                                                   June 30,  Dec. 31,
ASSETS                                               2003      2002
                                                   --------- ---------
Current assets:
   Cash and cash equivalents                       $ 27,792  $ 18,708
   Accounts receivable, net                          25,251    22,623
   Inventories                                        9,762    13,901
   Prepaid expenses                                     930       878
   Deferred tax benefit, current portion              2,359     2,386
   Other current assets                                 430     1,210
                                                   --------- ---------
Total current assets                                 66,524    59,706
Property and equipment, net                          43,853    43,777
Goodwill                                              2,804     2,804
Intangible assets, net                                8,093     8,819
Other assets                                          3,744     3,615
Deferred tax benefit, long term portion               6,414     6,416
                                                   --------- ---------
Total assets                                       $131,432  $125,137
                                                   ========= =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

   Accounts payable                                $  9,292  $  8,446
   Other current liabilities                         12,836    12,230
                                                   --------- ---------
Total current liabilities                            22,128    20,676
Long-term debt                                        2,331     2,357
Commitments and Contingencies
Stockholders' equity:
   Common stock -- $.001 par value; 50,000
     shares authorized; 16,410 and 16,346
     shares issued and outstanding at
     June 30, 2003, and December 31, 2002,
     respectively                                        16        16
   Additional paid-in capital                       146,430   144,641
   Accumulated deficit                              (36,404)  (41,121)
   Accumulated other comprehensive loss                (819)     (832)
   Treasury stock -- 127 shares, at cost             (2,250)     (600)
                                                   --------- ---------
Total stockholders' equity                          106,973   102,104
                                                   --------- ---------
Total liabilities and stockholders' equity         $131,432  $125,137
                                                   ========= =========

                     Ventana Medical Systems, Inc.
            Condensed Consolidated Statements of Operations
                 (in thousands except per-share data)
                              (Unaudited)

                                  Three Months Ended  Six Months Ended
                                        June 30,          June 30,
                                        --------          --------
                                     2003     2002     2003     2002
                                   -------- -------- -------- --------
Sales:
  Reagents and other               $25,726  $19,800  $48,902  $37,635
  Instruments                        7,725    5,951   13,809   10,298
                                   -------- -------- -------- --------
    Total net sales                 33,451   25,751   62,711   47,933
Cost of goods sold                   9,357    7,885   17,854   14,695
                                   -------- -------- -------- --------
Gross profit                        24,094   17,866   44,857   33,238
Operating expenses:
  Research and development           4,872    3,849    9,167    7,471
  Selling, general and
   administrative                   15,615   12,930   30,308   24,638
  Amortization of acquisition
   costs                               462      396      919      808
                                   -------- -------- -------- --------
Income (loss) from operations        3,145      691    4,463      321
Interest and other income
 (expense)                             215       63      383       66
                                   -------- -------- -------- --------
Income (loss) before taxes           3,360      754    4,846      387
(Provision for) benefit from
 income taxes                          (62)    (276)    (129)    (464)
                                   -------- -------- -------- --------
Net income (loss)                  $ 3,298  $   478  $ 4,717  $   (77)
                                   ======== ======== ======== ========
Per-share data:
   Net income (loss)
          --Basic                  $  0.20  $  0.03  $  0.29  $ (0.00)
                                   ======== ======== ======== ========
          --Diluted                $  0.20  $  0.03  $  0.28  $ (0.00)
                                   ======== ======== ======== ========
Shares used in computing
   per-share data:
          --Basic                   16,354   16,258   16,358   16,225
                                   ======== ======== ======== ========
          --Diluted                 16,878   16,622   16,766   16,225
                                   ======== ======== ======== ========

                     Ventana Medical Systems, Inc.
            Condensed Consolidated Statements of Cash Flows
                            (in thousands)
                              (Unaudited)

                                                      Six Months Ended
                                                          June 30,
                                                     -----------------
                                                       2003      2002
                                                     -------- --------
Operating activities:
Net income (loss)                                    $ 4,717  $   (77)
Adjustments to reconcile net income (loss) to
   cash provided by operating activities:
   Depreciation and amortization                       4,635    3,819
   Changes in operating assets and liabilities         3,591   (1,998)
                                                     -------- --------
Net cash provided by operating activities             12,943    1,744

Investing activities:
Purchase of property and equipment                    (3,792)  (4,411)
Purchase of intangible assets, net                      (193)    (158)
                                                     -------- --------
Net cash used in investing activities                 (3,985)  (4,569)

Financing activities:
Issuance of common stock                               1,789    2,867
Repayments of debt                                       (26)    (101)
Repurchase of common stock                            (1,650)       -
                                                     -------- --------
Net cash provided by financing activities                113    2,766
Effect of exchange rate change on cash                    13      174
                                                     -------- --------
Net increase in cash and cash equivalents              9,084      115
Cash and cash equivalents, beginning of period        18,708   12,280
                                                     -------- --------
Cash and cash equivalents, end of period             $27,792  $12,395
                                                     ======== ========

    CONTACT: Ventana Medical Systems, Inc., Tucson
             Christopher M. Gleeson, President and CEO, 520-229-3787 Nick Malden, Chief Financial Officer, 520-229-3857